UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2025

RAND CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	814-00235	16-0961359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1405 Rand Building, Buffalo, NY 14203

(Address of Principal Executive Offices) (Zip Code)

(716) 853-0802

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RAND	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 29, 2025, Rand Capital Corporation (the “Company”) was notified that Tilson Technology Management, Inc. (“Tilson Technology”) and its wholly-owned subsidiaries Tilson Middle Street Holding, LLC and Boundless Broadband, LLC each filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court, District of Delaware (the “Tilson Chapter 11 Proceedings”).

The Company owns 120,000 shares of Series B preferred stock, 21,391 shares of Series C preferred stock, 70,176 shares of Series D preferred stock, 15,385 shares of Series E preferred stock and 23,077 shares of Series F preferred stock of Tilson Technology (collectively “Tilson Technology Preferred Stock”). As of March 31, 2025, the Company’s investment in Tilson Technology Preferred Stock had an aggregate cost basis of $2,850,015 and an aggregate fair value of $9,500,000.

The Company’s investment in Tilson Technology Preferred Stock represented approximately 14.6% of the Company’s net assets as of March 31, 2025 and approximately 15.3% of the Company’s total investments at fair value as of March 31, 2025.

The Company also separately owns 211,567 Class A-1 units and 250 Class D-1 units (collectively the “SQF Units”) of SQF Holdco LLC (“SQF”), which is an affiliated, but separate company from Tilson Technology and is not part of the Tilson Chapter 11 Proceedings. As of March 31, 2025, the Company’s investment in the SQF Units had an aggregate costs basis of $250,000 and an aggregate fair value of $2,000,000.

As this time, Company management is closely monitoring the Tilson Chapter 11 Proceedings and is in the process of evaluating the impact of the Tilson Chapter 11 Proceedings on the Company’s investment in Tilson Technology Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND CAPITAL CORPORATION

Date: May 30, 2025

	By:	/s/ Daniel P. Penberthy
	Name:	Daniel P. Penberthy
	Title:	Chief Executive Officer